UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

EasyLink Services International Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24996	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2008 EasyLink Services International Corporation (the “Company”) entered into amended and restated employment agreements with Thomas J. Stallings, its Chief Executive Officer, Glen E. Shipley, its Chief Financial Officer, Kevin R. Maloney, its Senior Vice President of Global Sales, John Mecke, its Vice President of Global Product Management, and Terri Deuel, its Vice President of Customer Service.

Each of the amended and restated employment agreements contains language addressing the potential for imposition of excise taxes under Section 409A of the Internal Revenue Code. Section 409A was adopted into law in 2004 and imposes an excise tax on “deferred compensation” (as defined in the law) paid to an executive under certain circumstances. Companies with executive employment agreements that might have created deferred compensation subject to the excise tax were given until December 31, 2008 to modify those employment agreements to correct provisions that may have created deferred compensation subject to the excise tax. The Company entered into the amended and restated employment agreements listed above and attached hereto in order to adopt changes in the timing of benefits payments and other technical changes needed to ensure that payments of benefits to these executives do not trigger excise taxes under Section 409A. Apart from such technical changes, the amended and restated employment agreements do not change any executive’s base salary, potential bonus compensation, equity compensation, payments to be made upon termination of employment, duration of employment, or any other material terms of the employment relationship.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1* Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated April 1, 2008.

10.2* Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated April 1, 2008.

10.3* Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated April 1, 2008.

10.4* Amended and Restated Employment Agreement between EasyLink Services International Corporation and John Mecke, dated April 1, 2008.

10.5* Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated April 1, 2008.

*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: April 1, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated April 1, 2008.

10.2*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated April 1, 2008.

10.3*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated April 1, 2008.

10.4*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and John Mecke, dated April 1, 2008.

10.5*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated April 1, 2008.

*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.